                                                                      Exhibit 13

                                     TABLE 1
                    NON STANDARD AVERAGE ANNUAL TOTAL RETURN



                                                           One         Five           Ten            From Date
                                                           Year        Years          Years          Established
                                             Date          Ended       Ended          Ended          Through
Fund Portfolio                               Established   12/31/2001  12/31/2001     12/31/2001     12/31/2001
Prudential Equity Portfolio                    05/83         -17.39%     5.27%         10.36%           11.17%
Prudential Global Portfolio                    09/88         -23.73%     4.33%          7.71%            7.12%
Prudential Jennison Portfolio                  05/95         -24.35%     9.88%          N/A             12.94%
Prudential Stock Index Portfolio               09/87         -18.25%     8.65%         10.88%           14.12%
Prudential Value Portfolio                     02/88          -8.42%     9.34%         11.40%           11.79%
SP Aggressive Growth Asset Allocation
Portfolio                                      09/00         -24.89%      N/A           N/A            -20.23%
SP AIM Aggressive Growth Portfolio             09/00         -30.55%      N/A           N/A            -29.95%
SP AIM Growth and Income Portfolio             09/00         -28.72%      N/A           N/A            -29.92%
SP Alliance Large Cap Growth Portfolio         09/00         -20.63%      N/A           N/A            -23.00%
SP Alliance Technology Portfolio               09/00         -31.07%      N/A           N/A            -36.60%
SP Balanced Asset Allocation Portfolio         09/00         -13.25%      N/A           N/A             -7.31%
SP Conservative Asset Allocation
Portfolio                                      09/00          -6.63%      N/A           N/A             -1.12%
SP Davis Value Portfolio                       09/00         -16.69%      N/A           N/A             -8.57%
SP Deutsche International Equity
Portfolio                                      09/00         -28.11%      N/A           N/A            -22.42%
SP Growth Asset Allocation Portfolio           09/00         -19.21%      N/A           N/A            -14.06%
SP INVESCO Small Company Growth
Portfolio                                      09/00         -23.30%      N/A           N/A            -26.14%
SP Jennison International Growth
Portfolio                                      09/00         -42.45%      N/A           N/A            -39.48%
SP Large Cap Value Portfolio                   09/00         -14.89%      N/A           N/A             -4.87%
SP MFS Capital Opportunities Portfolio         09/00         -29.31%      N/A           N/A            -25.41%
SP MFS Mid-Cap Growth Portfolio                09/00         -26.98%      N/A           N/A            -19.62%
SP PIMCO High Yield Portfolio                  09/00          -2.49%      N/A           N/A              3.02%
SP PIMCO Total Return Portfolio                09/00           2.12%      N/A           N/A              9.30%
SP Prudential U.S. Emerging Growth
Portfolio                                      09/00         -23.89%      N/A           N/A            -26.51%
SP Small/Mid Cap Value Portfolio               09/00          -3.32%      N/A           N/A              9.69%
SP Strategic Partners Focused Growth
Portfolio                                      09/00         -21.47%      N/A           N/A            -27.87%
Janus Aspen Series-Growth Portfolio
Service Shares                                 11/95         -30.90%     7.07%          N/A              9.02%

                                     TABLE 2
                    NON STANDARD AVERAGE ANNUAL TOTAL RETURN
                             ASSUMING NO WITHDRAWAL



                                                                                                  From
                                                         One          Five         Ten            Date
                                                         Year         Years        Years          Established
                                          Date           Ended        Ended        Ended          Through
Fund Portfolio                            Established    12/31/2001   12/31/2001   12/31/2001     12/31/2001
Prudential Equity Portfolio                 05/83         -12.59%      5.40%        10.36%          11.17%
Prudential Global Portfolio                 09/88         -18.93%      4.47%         7.71%           7.12%
Prudential Jennison Portfolio               05/95         -19.55%      9.99%          N/A           12.94%
Prudential Stock Index Portfolio            09/87         -13.45%      8.76%        10.88%          14.12%
Prudential Value Portfolio                  02/88          -3.62%      9.45%        11.40%          11.79%
SP Aggressive Growth Asset Allocation
Portfolio                                   09/00         -20.09%       N/A           N/A          -20.23%
SP AIM Aggressive Growth Portfolio          09/00         -25.75%       N/A           N/A          -29.95%
SP AIM Growth and Income Portfolio          09/00         -23.92%       N/A           N/A          -29.92%
SP Alliance Large Cap Growth Portfolio      09/00         -15.83%       N/A           N/A          -23.00%
SP Alliance Technology Portfolio            09/00         -26.27%       N/A           N/A          -36.60%
SP Balanced Asset Allocation Portfolio      09/00          -8.45%       N/A           N/A           -7.31%
SP Conservative Asset Allocation
Portfolio                                   09/00          -1.83%       N/A           N/A           -1.12%
SP Davis Value Portfolio                    09/00         -11.89%       N/A           N/A           -8.57%
SP Deutsche International Equity
Portfolio                                   09/00         -23.31%       N/A           N/A          -22.42%
SP Growth Asset Allocation Portfolio        09/00         -14.41%       N/A           N/A          -14.06%
SP INVESCO Small Company Growth
Portfolio                                   09/00         -18.50%       N/A           N/A          -26.14%
SP Jennison International Growth
Portfolio                                   09/00         -37.65%       N/A           N/A          -39.48%
SP Large Cap Value Portfolio                09/00         -10.09%       N/A           N/A           -4.87%
SP MFS Capital Opportunities Portfolio      09/00         -24.51%       N/A           N/A          -25.41%
SP MFS Mid-Cap Growth Portfolio             09/00         -22.18%       N/A           N/A          -19.62%
SP PIMCO High Yield Portfolio               09/00           2.31%       N/A           N/A            3.02%
SP PIMCO Total Return Portfolio             09/00           6.92%       N/A           N/A            9.30%
SP Prudential U.S. Emerging Growth
Portfolio                                   09/00         -19.09%       N/A           N/A          -26.51%
SP Small/Mid Cap Value Portfolio            09/00           1.48%       N/A           N/A            9.69%
SP Strategic Partners Focused Growth
Portfolio                                   09/00         -16.67%       N/A           N/A          -27.87%
Janus Aspen Series-Growth Portfolio
Service Shares                              11/95         -26.10%      7.19%          N/A            9.02%

                                     TABLE 3
                 CUMULATIVE TOTAL RETURN ASSUMING NO WITHDRAWAL



                                                          One            Five          Ten          From Date
                                                          Year           Years         Years        Established
                                          Date            Ended          Ended         Ended        Through
Fund Portfolio                            Established     12/31/2001     12/31/2001    12/31/2001   12/31/2001
Prudential Value Portfolio                  05/83          -12.59%         30.05%       168.07%      613.98%
Prudential Global Portfolio                 09/88          -18.93%         24.44%       110.07%      149.47%
Prudential Jennison Portfolio               05/95          -19.55%         60.95%         N/A        125.19%
Prudential Stock Index Portfolio            09/87          -13.45%         52.20%       180.85%      552.74%
Prudential Value Portfolio                  02/88           -3.62%         57.07%       194.37%      368.74%
SP Aggressive Growth Asset Allocation
Portfolio                                   09/00          -20.09%           N/A          N/A        -25.01%
SP AIM Aggressive Growth Portfolio          09/00          -25.75%           N/A          N/A        -36.44%
SP AIM Growth and Income Portfolio          09/00          -23.92%           N/A          N/A        -36.40%
SP Alliance Large Cap Growth Portfolio      09/00          -15.83%           N/A          N/A        -28.30%
SP Alliance Technology Portfolio            09/00          -26.27%           N/A          N/A        -44.01%
SP Balanced Asset Allocation Portfolio      09/00           -8.45%           N/A          N/A         -9.21%
SP Conservative Asset Allocation
Portfolio                                   09/00           -1.83%           N/A          N/A         -1.43%
SP Davis Value Portfolio                    09/00          -11.89%           N/A          N/A        -10.78%
SP Deutsche International Equity
Portfolio                                   09/00          -23.31%           N/A          N/A        -27.61%
SP Growth Asset Allocation Portfolio        09/00          -14.41%           N/A          N/A        -17.55%
SP INVESCO Small Company Growth
Portfolio                                   09/00          -18.50%           N/A          N/A        -32.01%
SP Jennison International Growth
Portfolio                                   09/00          -37.65%           N/A          N/A        -47.24%
SP Large Cap Value Portfolio                09/00          -10.09%           N/A          N/A         -6.16%
SP MFS Capital Opportunities Portfolio      09/00          -24.51%           N/A          N/A        -31.15%
SP MFS Mid-Cap Growth Portfolio             09/00          -22.18%           N/A          N/A        -24.27%
SP PIMCO High Yield Portfolio               09/00            2.31%           N/A          N/A          3.86%
SP PIMCO Total Return Portfolio             09/00            6.92%           N/A          N/A         11.99%
SP Prudential U.S. Emerging Growth
Portfolio                                   09/00          -19.09%           N/A          N/A        -32.43%
SP Small/Mid Cap Value Portfolio            09/00            1.48%           N/A          N/A         12.50%
SP Strategic Partners Focused Growth
Portfolio                                   09/00          -16.67%           N/A          N/A        -34.02%
Janus Aspen Series-Growth Portfolio
Service Shares                              11/95          -26.10%         41.52%         N/A         69.42%